                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) January 13, 1997
                                                 -------------------------------



                               Alpha Microsystems
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


California                           0-10558                    95-3108178
--------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission                 (IRS Employer
of Incorporation)                  File Number)             Identification No.)



             2722 South Fairview Street, Santa Ana, California 92704
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)



Registrant's telephone number, including area code            (714) 957-8500
                                                   -----------------------------



                  Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.  Acquisition or Disposition of Assets.

         On January 13, 1997, Alpha Microsystems, a California corporation (the "Company" or "Registrant"), sold its Panda operation, which developed and marketed food service software for elementary and secondary schools, to privately-held Pacific Triangle Software, Inc. of San Mateo, California. Subsequently, on January 31, 1997, AlphaHealthCare, Inc., the Company's Oregon-based subsidiary which provided practice management solutions to the dental market, sold its operations to privately-held GLR Systems, Inc., dba UNIDENT Practice Performance Systems, based in Lincoln, Nebraska.

         The sale price for the Panda operations included $100,000 received at the Closing, $300,000 to be received over a period not to exceed five years, and additional earnout up to $600,000, based on amounts earned by the purchaser during the next five years as commissions for the sale of the Company's maintenance services, amounts earned from certain OEM agreements, and revenues from the license of the Panda software. As part of the transaction, Pacific Triangle Software, Inc. named the Company its sole preferred hardware maintenance service provider.

         The sale price for AlphaHealthCare's dental practice software operations consisted of $150,000 received at the Closing and a promissory note in the amount of $300,000 payable to AlphaHealthCare over a period not to exceed five years. Additionally, AlphaHealthCare is entitled to certain earnout amounts based upon amounts earned for software support to AlphaHealthCare customers and amounts earned by the purchaser as commissions for the sale of the Company's maintenance services over the next five years. As part of the transaction, GLR Systems, Inc. named the Company its sole preferred nationwide provider of maintenance services for its entire installed customer base, as well as its vendor of first choice for computer hardware and peripherals.

         In each case the purchase price was determined based upon the net assets of the operations as well as its past and projected financial performance.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (b) Pro Forma Financial Information. The following pro forma financial information is provided with this report:

          (i) Unaudited Pro Forma Condensed Consolidated Balance Sheets as of November 24, 1996

          (ii) Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Nine Months Ended November 24, 1996

         (iii) Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Fiscal Year Ended February 25, 1996

          (iv) Notes to Pro Forma Condensed Consolidated Financial Information

                                  EXHIBIT 2.12

     (c)  Exhibits. The following exhibits are included with this report:

Item                                                         Exhibit No.
Agreement between Registrant and Pacific Triangle
Software, Inc. dated January 13, 1997                            2.1

Agreement between AlphaHealthCare and  GLR Systems,
Inc. dated January 27, 1997                                      2.2


Press Release dated January 15, 1997                             20.1


Press Release dated February 4, 1997                             20.2

Financial Data Schedule                                          27

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 18, 1997          ALPHA MICROSYSTEMS

                                  By:     /S/Douglas J. Tullio
                                          -----------------------------------
                                          Douglas J. Tullio,
                                          President and Chief Executive Officer

                               ALPHA MICROSYSTEMS
                       UNAUDITED PRO FORMA FINANCIAL DATA

         On January 13, 1997, Alpha Microsystems, a California corporation (the "Company" or "Registrant"), sold its Panda operation, which developed and marketed food service software for elementary and secondary schools, to privately-held Pacific Triangle Software, Inc. of San Mateo, California. Subsequently, on January 31, 1997, AlphaHealthCare, Inc., the Company's Oregon-based subsidiary which provided practice management solutions to the dental market, sold its operations to privately-held GLR Systems, Inc., dba UNIDENT Practice Performance Systems, based in Lincoln, Nebraska.

         The following Unaudited Pro Forma Condensed Consolidated Balance Sheet is presented as if the sale of the Panda and AlphaHealthCare operations had occurred on November 24, 1996. The following Unaudited Proforma Condensed Consolidated Statements of Operations for the nine months ended November 24, 1996 and the year ended February 25, 1996 are presented as if the sale of the Panda and AlphaHealthCare operations had occurred on February 25, 1996 and February 26, 1995, respectively. The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended November 24, 1996 and the year ended February 25, 1996 are also presented as if the previously reported sale of Alpha Microsystems (Great Britain) Limited ("AMGB"), the Company's European subsidiary that was sold to Sanderson Electronics PLC ("Sanderson") in August 1996 occurred on February 25, 1996 and February 26, 1995, respectively. The pro forma adjustments represent the Company's determination of all material adjustments necessary to present fairly the Company's pro forma results of operations and financial position and are based on available information and certain assumptions considered reasonable in the circumstances.

         The following pro forma financial information should be read in conjunction with the historical financial statements and notes thereto of the Company filed on Forms 10-K and 10-Q for the respective periods. The pro forma results of operations are not necessarily indicative of the actual results that would have occurred had the sale been consummated at the beginning of the period indicated and do not purport to indicate results of operations as of any future date or for any future period.

                               ALPHA MICROSYSTEMS
                UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                NOVEMBER 24, 1996
                        (IN THOUSANDS, EXCEPT SHARE DATA)

                                                                    Pro Forma
                                                    Historical      Adjustments     Pro Forma
                                                   Consolidated      (Note A)      Consolidated
                                                  --------------  --------------  ---------------
ASSETS
Current assets:
    Cash and cash equivalents                         $  8,688      $    205      $     8,893
    Accounts receivable, net                             3,263           (80)           3,183
    Receivable from sale of subsidiary                     --            300              300
    Inventories                                            444           (99)             345
    Note receivable                                        247           300              547
    Prepaid expenses and other
    current assets                                         583          --                583
                                                      --------      --------      -----------
          Total current assets                          13,225           626           13,851
Property and equipment, at cost                         16,289          (317)          15,972
    Less accumulated depreciation and
    amortization                                        12,932          (147)          12,785
                                                      --------      --------      -----------
      Net property and equipment                         3,357          (170)           3,187
Service contracts, net                                     420          --                420
Software costs, net                                        802          (591)             211
Goodwill, net                                               15          --                 15
Other assets, net                                           56           (16)              40
                                                      --------      --------      -----------
                                                      $ 17,875      $   (151)     $    17,724
                                                      ========      ========      ===========

 LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
    Accounts payable                                  $  1,114      $     19       $    1,133
    Deferred revenue                                     1,661          (108)           1,553
    Other accrued liabilities                              428          --                428
    Accrued salaries and wages                             126          --                126
    Current portion of long-term
    debt                                                   161           (16)             145
                                                      --------      --------      -----------
        Total current liabilities                        3,490          (105)           3,385
Long-term debt                                              89           (27)              62
Commitments and contingencies
Shareholders' equity:
    Preferred stock, no par value; 5,000,000
        shares authorized; none issued                    --            --               --
    Common stock, no par value; 20,000,000 shares
        authorized; 10,752,192 shares issued and
        outstanding at November 24, 1996                30,813          --             30,813
    Accumulated deficit                                (16,579)          (19)         (16,598)
    Unamortized restricted stock
        plan expense                                       (13)         --                (13)
    Foreign currency translation
        adjustment                                          75          --                 75
                                                      --------      --------      -----------
          Total shareholders' equity                    14,296           (19)          14,277
                                                      --------      --------      -----------
                                                      $ 17,875      $   (151)     $    17,724
                                                      ========      ========      ===========



See accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information.

                            ALPHA MICROSYSTEMS
    UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    Nine Months Ended November 24, 1996
                   (In thousands, except per share data)

                                                Pro Forma
                                 Historical    Adjustments     Pro Forma
                                Consolidated  (Notes A and B)  Consolidated
                                ------------  ---------------  ------------
Net sales:
  Product                         $  6,940      $(2,051)        $  4,889
  Service                           11,725       (1,784)           9,941
                                  --------      -------         --------
    Total net sales                 18,665       (3,835)          14,830
                                  --------      -------         --------

 Cost of sales:
  Product                            3,716         (914)           2,802
  Service                            8,955       (1,171)           7,784
                                  --------      -------         --------
    Total cost of sales             12,671       (2,085)          10,586
                                  --------      -------         --------

 Gross Margin                        5,994       (1,750)           4,244

  Selling, general and
   administrative expense            6,730       (2,503)           4,227
  Research and development
   expense                           1,511         (393)           1,118
                                  --------      -------         --------
    Total operating expenses         8,241       (2,896)           5,345
                                  --------      -------         --------

  Income (loss) from
   operations                       (2,247)       1,146           (1,101)

  Interest income                     (163)          (3)            (166)
  Interest expense                      29           (8)              21
  Other (income) expense, net         (230)         (10)            (240)
  Foreign exchange (gain)
   loss                                (24)          32                8
                                  --------      -------         --------
    Total other (income)
     expenses                         (388)          11             (377)
                                  --------      -------         --------

Income (loss) before taxes          (1,859)       1,135             (724)
(Benefit) provision for
 income taxes                           28            4               32
                                  --------      -------         --------
Net income (loss)                 $ (1,887)     $ 1,131         $   (756)
                                  ========      =======         ========

Net income (loss) per share       $  (0.19)     $  0.11         $  (0.08)
                                  ========      =======         ========
Number of shares used in the
 computation of per share
 amounts                             9,929        9,929            9,929
                                  ========      =======         ========



See accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information.

                              ALPHA MICROSYSTEMS
      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                         Year Ended February 25, 1996
                    (In thousands, except per share data)

                                                   Pro Forma
                                   Historical     Adjustments     Pro Forma
                                  Consolidated   (Notes A & B)   Consolidated
                                  ------------  ---------------  ------------
Net sales:
  Product                           $ 14,466        $(5,215)       $  9,251
  Service                             18,297         (4,572)         13,725
                                    --------        -------        --------
    Total net sales                   32,763         (9,787)         22,976
                                    --------        -------        --------

 Cost of sales:
  Product                             10,228         (4,332)          5,896
  Service                             12,739         (2,371)         10,368
                                    --------        -------        --------
    Total cost of sales               22,967         (6,703)         16,264
                                    --------        -------        --------

 Gross Margin                          9,796         (3,084)          6,712

  Selling, general and
   administrative expense             11,855         (6,523)          5,332
  Research and development
   expense                             2,093            (66)          2,027
                                    --------        -------        --------
    Total operating expenses          13,948         (6,589)          7,359
                                    --------        -------        --------

  Income (loss) from
   operations                         (4,152)         3,505            (647)

  Interest income                        (93)            --             (93)
  Interest expense                        38            (14)             24
  Other (income) expense, net           (466)           (22)           (488)
  Foreign exchange (gain)
   loss                                  (76)            77               1
                                    --------        -------        --------
    Total other (income)
     expenses                           (597)            41            (556)
                                    --------        -------        --------

Income (loss) before taxes            (3,555)         3,464             (91)
(Benefit) provision for
  income taxes                            20            (20)             --
                                    --------        -------        --------
Net income (loss)                   $ (3,575)       $ 3,484        $    (91)
                                    ========        =======        ========

Net income (loss) per share         $  (0.54)       $  0.53        $  (0.01)
                                    ========        =======        ========
Number of shares used in the
  computation of per share
  amounts                              6,565          6,565           6,565
                                    ========        =======        ========



See accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information.

                               ALPHA MICROSYSTEMS
   NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION


(A) The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of November 24, 1996 reflects the sale of specified assets and liabilities of the Panda operation, and the operations of AlphaHealthCare, Inc., the Company's Oregon-based subsidiary.

      To reflect the appointment of Alpha Microsystems Service Operations (AMSO) as the sole preferred nationwide provider of maintenance service by GLR Systems for its entire installed base, and the designation of AMSO as GLR Systems' vendor of first choice for computer hardware and peripherals, the Company has recognized in the Unaudited Pro Forma Condensed Consolidated Statements of Operations revenue of $462,000 for the twelve months ended February 25, 1996 and $286,000 for the nine months ended November 24, 1996.

(B) To reflect the three year agreement for hardware distribution between Sanderson Electronics PLC ("Sanderson") and the Company at comparable terms extended to Alpha Microsystems (Great Britain) Limited, the Company's European subsidiary that was sold to Sanderson on August 19, 1996, the Company has recognized in the Unaudited Pro Forma Condensed Consolidated Statements of Operations revenue of $1,147,000 for the twelve months ended February 25, 1996 and $473,000 for the nine months ended November 24, 1996.